PRESS RELEASE

                            ADVANCE FINANCIAL BANCORP
                      ANNOUNCES FIRST QUARTER 2005 EARNINGS


                                                           FOR IMMEDIATE RELEASE
                                                  Contact: Stephen M. Gagliardi,
                                                               President and CEO
                                                          Telephone 304-737-3531

Wellsburg,  WV (October 26, 2004) - Advance  Financial  Bancorp (Nasdaq SmallCap
Market: AFBC) the parent holding company of Advance Financial Savings Bank, today announced earnings for the first quarter ended September 30, 2004. Income for the three-month period ended September 30, 2004 decreased $124,000 to $530,000 or $.38 per diluted share compared to $654,000 or $.48 per diluted share, for the comparable period ended 2003. Total assets decreased $7.6 million to $313.5 million at September 30, 2004 from $321.1 million at June 30, 2004.

Advance Financial Savings Bank operates seven community-banking facilities that provide retail and commercial banking services primarily to individual customers and small businesses in the counties of Brooke, Ohio and Hancock, West Virginia and in the counties Jefferson and Belmont, Ohio.

                            ADVANCE FINANCIAL BANCORP
                               FINANCIAL HIGHLIGHT
                                   (UNAUDITED)
                               SEPTEMBER 30, 2004


        ------------------------------------------------------------------------
                                  BALANCE SHEET
        ------------------------------------------------------------------------


                                      ---------------------------------------
                                            SEPTEMBER 30              JUNE 30
                                               2004                     2004
                                      ---------------------------------------
                                                 (Dollars in thousands)
                                      ---------------------------------------

        ---------------------------------------------------------------------
        Investment Securities                28,348                   26,859
        ---------------------------------------------------------------------
        Loans                               253,769                  261,632
        ---------------------------------------------------------------------
        Alowance for loan losses              1,861                    1,799
        ---------------------------------------------------------------------
        Total Assets                        313,553                  321,139
        ---------------------------------------------------------------------
        Deposits                            262,812                  267,725
        ---------------------------------------------------------------------
        Shareholder Equity                   22,237                   21,730
        ---------------------------------------------------------------------





        ------------------------------------------------------------------------
                                     RATIOS
        ------------------------------------------------------------------------


                                      ---------------------------------------
                                                THREE MONTHS ENDED

                                                   SEPTEMBER 30
                                              2004                     2003
                                      ---------------------------------------

        ---------------------------------------------------------------------
        Return on Average Assets              0.67%                    0.81%
        ---------------------------------------------------------------------
        Return on Average Equity              9.63%                   12.80%
        ---------------------------------------------------------------------
        Net Interest Margin                   3.22%                    3.26%
        ---------------------------------------------------------------------
        Nonperforming loans to total loans    0.98%                    1.02%
        ---------------------------------------------------------------------

                            ADVANCE FINANCIAL BANCORP
                               FINANCIAL HIGHLIGHT
                                   (UNAUDITED)
                               SEPTEMBER 30, 2004


        ------------------------------------------------------------------------
                      INCOME STATEMENT
        ------------------------------------------------------------------------


                                        -----------------------------------
                                                THREE MONTHS ENDED

                                                    SEPTEMBER 30
                                             2004                     2003
                                        -----------------------------------
                                                (Dollars in thousands)
        -------------------------------------------------------------------

        Total interest income               4,112                    4,384
        -------------------------------------------------------------------
        Total interest expense              1,697                    1,902
        -------------------------------------------------------------------
        Net interest income                 2,415                    2,482
        -------------------------------------------------------------------
        Provision for loan losses             211                      321
        -------------------------------------------------------------------
        Net interest income after
          provision for loan losses         2,204                    2,161
        -------------------------------------------------------------------
        Total noninterest income              363                      506
        -------------------------------------------------------------------
        Total noninterest expense           1,793                    1,686
        -------------------------------------------------------------------
        Income before income taxes            774                      981
        -------------------------------------------------------------------
        Income taxes                          244                      327
        -------------------------------------------------------------------
        Net Income                            530                      654
        -------------------------------------------------------------------



        EARNINGS PER SHARE - NET INCOME

        Basic Earnings Per Share             0.39                     0.49
        -------------------------------------------------------------------
        Diluted Earning per share            0.38                     0.48
        -------------------------------------------------------------------
        Cash dividend declared               0.10                     0.10
        -------------------------------------------------------------------